UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2009

FIRST FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Indiana	000-16759	35-1546989
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Financial Plaza Terre Haute, Indiana	47807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 238-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 2, 2009, First Financial Corporation (the “Registrant”) issued a press release announcing that it had assumed the deposits and acquired most of the assets of The First National Bank of Danville in Vermilion County, Illinois. The acquisition was made through a confidential bidding process and follows the appointment of the FDIC as receiver of The First National Bank of Danville on July 2, 2009. A copy of the Registrant’s press release is furnished as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(a) – (c)

Not applicable.

(d)	Exhibits.

Exhibit 99.1   Press Release dated July 2, 2009. This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2009

FIRST FINANCIAL CORPORATION

By: /s/ Norman L. Lowery
Norman L. Lowery
Vice Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 2, 2009

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